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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 21, 2001




                             AMC ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-8747                  43-1304369
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)





   106 W. 14TH STREET
   P.O. BOX 219615
   KANSAS CITY, MISSOURI                                          64121-9615
   (Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number, including area code (816) 221-4000

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ITEM 5.  OTHER EVENTS.

         On December 21, 2001, a Joint Plan of Reorganization of Debtors and Official Committee of Unsecured Creditors for GC Companies, Inc. and its Jointly Administered Subsidiaries was filed with the United States Bankruptcy Court for the District of Delaware. The plan of reorganization was filed pursuant to the letter of intent dated December 6, 2001 between AMC Entertainment Inc. and GC Companies, Inc. described in AMC Entertainment Inc.'s Report on Form 8-K filed December 11, 2001. The letter of intent and plan of reorganization are subject to bankruptcy court approval, a vote of creditors and certain other conditions.


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits.

2. Joint Plan of Reorganization of Debtors and Official Committee of Unsecured Creditors for GC Companies, Inc. and its Jointly Administered Subsidiaries filed on December 21, 2001 with the United States Bankruptcy Court for the District of Delaware.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMC ENTERTAINMENT INC.



Date:  December 28, 2001                     By: /s/ Craig R. Ramsey
                                                 -------------------
                                                 Craig R. Ramsey
                                                 Senior Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Chief Accounting Officer





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